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                                                                   Exhibit 10.19

                             SUBSCRIPTION AGREEMENT

     THIS SUBSCRIPTION AGREEMENT (this "AGREEMENT") is made as of April 1, 2001, by and between Covista Communications, Inc., a New Jersey corporation (the "COMPANY"), and Henry G. Luken, III ("SUBSCRIBER").

     WHEREAS, Subscriber desires to purchase, and the Company desires to sell, 2,000,000 shares of the Company's common stock, par value $.05 per share (the "COMMON STOCK").

     NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. AUTHORIZATION OF STOCK. The Company has authorized the issuance and sale to Subscriber of 2,000,000 shares of Common Stock having the rights set forth in the Company's Certificate of Incorporation, as the same may be amended from time to time.

     2. PURCHASE AND SALE OF STOCK. Upon execution of this Agreement, the Company shall sell to Subscriber, and Subscriber shall purchase from the Company, 2,000,000 shares of Common Stock (the "STOCK") at a purchase price of $2.00 per share for an aggregate purchase price of $4,000,000 (the "PURCHASE PRICE"). Subscriber has paid, or on the date hereof shall pay, to the Company the Purchase Price for the Stock to be purchased by Subscriber by cashier's, certified or personal check or in such other manner as the Company has designated to Subscriber. Within ten (10) days of the date hereof, the Company shall deliver or cause to be delivered to Subscriber stock certificates representing the shares of Stock purchased by Subscriber, registered in Subscriber's name.

     3. REPRESENTATIONS AND WARRANTIES.

     (a) REPRESENTATIONS AND WARRANTIES OF THE COMPANY. As a material inducement to Subscriber to enter into this Agreement and to consummate the transactions contemplated hereby, the Company represents and warrants to Subscriber that:

          (i) ORGANIZATION AND CORPORATE POWER. The Company is duly organized, validly existing and in good standing in the State of New Jersey. The Company has all requisite power and authority to execute this Agreement and all other instruments contemplated hereby, and to carry out the transactions contemplated hereby and thereby.

          (ii) AUTHORIZATION; NO BREACH. This Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. Except as set forth in SCHEDULE 1 hereto, the execution and delivery of this Agreement and any other document or instrument executed in connection herewith, the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof, do not and shall not (A) violate in any material respect any law, rule, regulation, order, writ, judgment, injunction, decree or award ("LAW") binding on the Company or require the approval of any governmental authority, (B) violate in any material respect, or require the approval of any third-party (which has not been obtained) pursuant to, any material instrument or agreement to which the Company is a party or is subject, or by which the Company or any of its assets is bound, or conflict with or constitute a material

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default thereunder, or (C) result in the creation or imposition of any lien pursuant to the terms of any instrument or agreement referred to in clause (B) of this Section 3(a)(ii).

     (b) REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. As a material inducement to the Company to enter into this Agreement and to consummate the transactions contemplated hereby, Subscriber represents and warrants to the Company that:

          (i) AUTHORIZATION; NO BREACH. This Agreement constitutes a valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms. Except as set forth in SCHEDULE 1 hereto, the execution and delivery of this Agreement and any other document or instrument executed in connection herewith, the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof, do not and shall not (A) violate in any material respect any Law binding on Subscriber or require the approval of any governmental authority, (B) violate in any material respect, or require the approval of any third-party (which has not been obtained) pursuant to, any material instrument or agreement to which Subscriber is a party or is subject, or by which Subscriber or any of his assets is bound, or conflict with or constitute a material default thereunder, or (C) result in the creation or imposition of any lien pursuant to the terms of any such instrument or agreement referred to in clause (B) of this Section 3(b)(i).

          (ii) INVESTMENT REPRESENTATIONS. Subscriber understands that the Stock has not been registered under the securities or similar laws of any foreign, federal, state or other jurisdiction, and are offered in reliance on exemptions therefrom. Subscriber understands that neither the U.S. Securities and Exchange Commission nor any other federal or state agency or governmental or regulatory authority of any foreign jurisdiction has recommended, approved or endorsed the purchase of the Stock. Subscriber hereby represents that:

                    (A) Subscriber understands and acknowledges that the Company is entering into this Agreement with Subscriber in reliance upon Subscriber's representation to the Company, which Subscriber's execution of this Agreement hereby confirms, that Subscriber is acquiring the Stock for Subscriber's own account and not with a view to, or the intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT") or any applicable state or foreign securities laws, and Subscriber will not dispose of the Stock in contravention of the Securities Act or any applicable state or foreign securities laws;

                    (B) Subscriber understands and acknowledges that the offering of the Stock pursuant to this Agreement will not be registered under the Securities Act (or under the securities or similar laws of any foreign, federal, state or other jurisdiction) on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration pursuant to Section 4(2) thereof and/or Regulation D promulgated thereunder, and that the Company's reliance upon such exemption is predicated upon Subscriber's representations set forth in this Agreement.

                    (C) Subscriber acknowledges and agrees that the Stock must be held indefinitely unless it is subsequently registered under the Securities Act or an exemption from such registration is available. Subscriber has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring after the required holding period, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the


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          Securities Exchange Act of 1934, as amended) and the number of shares being sold during any three-month period not exceeding specified limitations.

                    (D) Subscriber represents that: (i) he is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, (ii) he has previously invested in securities of companies in the development stage, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Stock; (iii) he has the ability to bear the economic risks of his prospective investment; (iv) he is able, without materially impairing his financial condition, to hold the Stock, for an indefinite period of time and to suffer complete loss on his investment; (v) he is a resident of the state indicated for Subscriber on the signature page hereto; (vi) he understands and has fully considered for purposes of this investment the risks of this investment and understands that: (1) this investment is suitable only for an investor who is able to bear the economic consequences of losing such investor's entire investment,
          (2) the Stock represents a speculative investment which involves a high degree of risk of loss, and (3) there are substantial restrictions on the transferability of the Stock; accordingly, it may not be possible for Subscriber to liquidate his investment in the Stock in case of emergency; (vii) there have been no representations as to the possible future value, if any, of the Stock; and (viii) he has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Stock hereunder and has received or had made available to him all the information he has requested from the Company and considers necessary or appropriate for deciding whether to purchase the Stock, including the Company's Certificate of Incorporation and Bylaws.

     4. RESTRICTIVE LEGEND. The certificate representing the Stock shall bear a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON APRIL 1, 2001, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER."

     5. MISCELLANEOUS PROVISIONS.

          (a) LOCK-UP AGREEMENT. Subscriber hereby agrees that, if requested by the Company or its underwriters, Subscriber shall execute a lock-up agreement (for no less than a period of one hundred and eighty (180) days) in connection with an offering of the Company's securities.

          (b) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (c) COMPLETE AGREEMENT. This Agreement embodies the complete agreement and understanding between the parties hereto and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which relate to the subject matter hereof in any way.


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          (d) SIGNATURES; COUNTERPARTS. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Agreement may be executed in separate counterparts, none of which need contain the signature of more than one party hereto but each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (e) SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns whether so expressed or not.

          (f) CHOICE OF LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of New Jersey.

          (g) REMEDIES. Each of the parties to this Agreement shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in such party's favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (h) AMENDMENT. MODIFICATION OR WAIVER. The provisions of this Agreement may be amended, modified, assigned or waived only with the prior written consent of the Company and Subscriber.

          (i) BUSINESS DAYS. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of New Jersey, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

          (j) DESCRIPTIVE HEADINGS, INTERPRETATION; NO STRICT CONSTRUCTION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns and verbs shall include the plural and vice versa. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words "include" or "including" in this Agreement shall be by way of example rather than by limitation. The use of the words "or," "either" or "any" shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          (k) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have


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been given when (i) delivered personally to the recipient, (ii) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. Eastern Standard Time on the respective business day, or (iii) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the following Persons at the following addresses:


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                  TO THE COMPANY:

                           Covista Communications, Inc.
                           150 Clove Road
                           Little Falls, New Jersey  07424
                           Attention: Thomas Gunning
                           Telephone: 973-812-1100
                           Telecopy: 973-237-6414

                  WITH A COPY (WHICH SHALL NOT CONSTITUTE NOTICE) TO:

                           Swidler Berlin Shereff Friedman, LLP
                           3000 K Street, N.W., Suite 300
                           Washington, D.C. 20007
                           Attention:  Sean P. McGuinness, Esq.
                           Telephone:   (202) 945-6979
                           Telecopy:    (202) 424-7645

                  TO SUBSCRIBER: at the address set forth on the signature page.

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]



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     IN WITNESS WHEREOF, the parties hereto have executed this Subscription
Agreement on the date first written above.

                                  "COMPANY"

                                  COVISTA COMMUNICATIONS, INC.
                                  (F/K/A TOTAL-TEL USA COMMUNICATIONS, INC.)

                                  By: /s/ A. JOHN LEACH, JR.
                                     -----------------------------------------
                                  Name:   A. John Leach, Jr.
                                        --------------------------------------
                                  Title: President and Chief Executive Officer
                                         -------------------------------------

                                  "SUBSCRIBER"

                                  /s/ HENRY G. LUKEN. III
                                  --------------------------------------------
                                  Name: Henry G. Luken. III

                                  Address:
                                          ------------------------------------

                                          ------------------------------------
                                  Telephone:
                                            ----------------------------------
                                  Telecopy:
                                            ----------------------------------



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